UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2020

TMSR Holding Company Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
180 Qingnian West Road Hongqiao Building West, 4th Floor Nantong, Jinagsu, China 226001

(Address of Principal Executive Offices) (Zip code)

 +86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TMSR	Nasdaq Capital Market
Warrants to purchase one-half of one share of Common Stock	TMSRW	OTC Pink

Item 8.01. Other Events.

Reference is made to the current report on Form 8-K filed by TMSR Holding Company Limited (the “Company”) on January 29, 2020 in which the Company completed certain acquisition transaction of Sichuan Wuge Network Games Co., Ltd. (“Wuge”), a PRC company, and would file an amendment to the Form 8-K (the “Amendment”) by April 9, 2020 to disclose the financial statements of Wuge (“Wuge Financial Statements”).

Additionally, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K”) is due on March 30, 2020.

As a result of the global outbreak of the COVID-19, starting in China at the end of January 2020, the Company is unable to meet the filing deadline of the Amendment and the 10-K. In order to avoid the risk of the virus spreading, the Chinese government required enterprises to delay the resumption of work and production. Such delay also directly caused a delay in the entry time of the on-site audit by the Company’s independent public accountant. The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members for the past several weeks, including the temporary closures of its offices and having team members work remotely, and, as a result, the Amendment will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external review process. In addition, the offices of WWC. P.C., the independent public accounting firm of Wuge and the Company firm, is currently at one of the epicenters of the coronavirus outbreak in the United States. The foregoing circumstances have materially affected Wuge and their auditors’ ability to properly discharge their financial reporting responsibilities in accordance to standard reporting rules governing material acquisition as promulgated by the U.S. SEC.

In accordance with the order (the “Order”) promulgated by the Securities and Exchange Commission on March 4, 2020 in Release No. 34-88318 relating to the Securities Exchange Act of 1934, as amended, the Company will file the 10-K within 45 calendar days of the required date, which shall be no later than May 14, 2020, and the Amendment for Wuge Financial Statements within 45 calendar days of the required date, which shall be no later than May 25, 2020. The Company is working with WWC. P.C diligently to comply with such requirements. Below is a risk factor regarding the coronavirus that the Company’s stockholders and potential investors in the Company should consider with respect to the year ended December 31, 2020.

The occurrence of the COVID-19 pandemic may negatively affect our operations depending on the severity and longevity of the pandemic.

The COVID-19 pandemic is currently impacting countries, communities, supply chains and markets as well as the global financial markets. The outbreak in China resulted in increased travel restrictions, and shutdown of businesses, which may cause slower recovery of the China economy. We may experience impact from quarantines, market downturns, and impact on our workforce if the virus continues to spread. COVID-19 affected a significant number of our workforce employed in our operations, and as a result we are experiencing a slow resumption of operations and may experience delays or the inability to delivery our service on a timely basis. In addition, one or more of our customers, partners, service providers or suppliers may experience financial distress, delayed or defaults on payment, file for bankruptcy protection, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. The extent to which the coronavirus impacts our results will depend on future developments and reactions in China, which are highly uncertain and will include emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus. It is likely to result in a potential material adverse impact on our business, results of operations and financial condition in the short run if the situation has gotten worse in China. Wider-spread COVID-19 in China and globally could prolong the deterioration in economic conditions and could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Any decreased collectability of accounts receivable, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission. Depending on the severity and longevity of the COVID-19 pandemic, our business, customers, and shareholders may experience a significant negative impact.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. These statements relate to future events or the Company’s future financial performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments of the COVID-19 outbreak and their potential effects on the Company. There can be no assurance that future developments of the COVID-19 outbreak affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

Date: March 30, 2020	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	CEO

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